Exhibit 99.6

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Southwest Stage Funding, LLC (the “Sponsor”) Cascade Securitization Depositor LLC (the “Depositor”) 2701 E. Insight Way, Suite 150 Chandler, Arizona 85286	23 September 2024

Re:	Cascade MH Asset Trust 2024-MH1 (the “Issuer”)

Asset-Backed Securities, Series 2024-MH1 (the “Securities”)

Sample Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor and Goldman Sachs & Co. LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate, first lien loans secured by manufactured housing or manufactured housing and the land to which the manufactured housing is affixed (the “Contracts”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.

An electronic data file labeled “DataTape 20240831_EY.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 August 2024 relating to certain fixed rate, first lien loans secured by manufactured housing or manufactured housing and the land to which the manufactured housing is affixed (the “Preliminary Contracts”) that are expected to be representative of the Contracts,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	Promissory note and security agreement or delivery certification and modification of promissory note and security agreement (collectively and as applicable, the “Note”),

ii.	Construction conversion agreement (the “Construction Agreement”),

iii.	Community lease agreement (the “Community Lease Agreement”),

iv.	Private property home placement agreement (the “Private Property Agreement”),

v.	Financial services retailer agreement (full recourse) (the “Full Recourse Agreement”) and

vi.	Deed of trust or mortgage (collectively and as applicable, the “Mortgage”),

that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Contracts (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Contracts or Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Contracts,

iii.	Whether the originator(s) of the Contracts complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the Securities will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

23 September 2024

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 250 Preliminary Contracts from the Preliminary Data File (the “Sample Contracts”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Contracts or the methodology they instructed us to use to select the Sample Contracts from the Preliminary Data File.

For the purpose of the procedures described in this report, the 250 Sample Contracts are referred to as Sample Numbers 1 through 250.

2.

For each Sample Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)
Loan Number	Accountnumber	Note or Construction Agreement	i., ii.

Loan type	Loan_type	Note or Construction Agreement	ii.

Original contract date	Origination_date	Note or Construction Agreement and recalculation	ii., iii.

Original interest rate	Original_rate	Note or Construction Agreement	ii.

Original term to maturity	Maturity_term	Note or Construction Agreement	ii.

State	State	Note or Construction Agreement	ii.

Vehicle type (new/used)	MH_new_or_used	Note or Construction Agreement	ii.

First payment date	First_payment_date	Note or Construction Agreement	ii.

Product type	Type_	a. Construction Agreement and Mortgage, b. Note and Private Property Agreement, c. Note, Community Lease Agreement and Full Recourse Agreement or d. Note and Community Lease Agreement	iv.

Maturity date	Maturity_date	a. Note or Construction Agreement or b. Note or Construction Agreement and recalculation	ii., v.

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the indicated Sample Characteristic(s) for each Sample Contract with a product type of “Land Home,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Construction Agreement as the Source Document.

Exhibit 1 to Attachment A

For the purpose of comparing the indicated Sample Characteristic(s) for each remaining Sample Contract, the Sponsor, on behalf of the Depositor, instructed us to use the Note as the Source Document.

iii.

For the purpose of comparing the original contract date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the date occurring one month prior to the first payment date, as shown on the Note or Construction Agreement, as applicable (and in accordance with any other applicable note(s)).

iv.

For the purpose of comparing the product type Sample Characteristic for each Sample Contract with a product type of “Land Home,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Construction Agreement and Mortgage as the Source Documents.

For the purpose of comparing the product type Sample Characteristic for each Sample Contract with a product type of “Chattel on Private Property,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Note and Private Property Agreement as the Source Documents.

For the purpose of comparing the product type Sample Characteristic for each Sample Contract with a product type of “Chattel in Communities (Recourse),” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Note, Community Lease Agreement and Full Recourse Agreement as the Source Documents.

For the purpose of comparing the product type Sample Characteristic for each Sample Contract with a product type of “Chattel in Communities (NR),” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the Note and Community Lease Agreement as the Source Documents.

Exhibit 1 to Attachment A

Notes: (continued)

v.

For the purpose of comparing the maturity date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the Note or Construction Agreement, as applicable, as the Source Document (and in accordance with any other applicable note(s)) (subject to the additional instruction(s) provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph(s) of this note).

For the purpose of comparing the maturity date Sample Characteristic for each Sample Contract that does not have maturity date specifically stated in the Note or Construction Agreement, as applicable (and in accordance with any other applicable note(s)), the Sponsor, on behalf of the Depositor, instructed us to use the date occurring the number of months represented by the original term to maturity after the first payment date, both as shown in the Note or Construction Agreement, as applicable (and in accordance with any other applicable note(s)).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.